September 2, 2021 Brady Corporation F’21 Q4 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “continue” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; Brady’s ability to properly identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; raw material and other cost increases including raw material shortages; difficulties in protecting our websites, networks, and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2021. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q4 F’21 Financial Summary • Sales grew 21.6% to $306.1M in Q4 of F’21 compared with $251.7M in Q4 of F’20. – Organic sales grew 12.6%, acquisitions increased sales by 4.7% and foreign currency translation increased sales 4.3%. • Gross profit margin of 48.2% in Q4 of F’21 compared with 47.1% in Q4 of F’20. • SG&A expense of $93.7M (30.6% of sales) in Q4 of F’21 compared with $75.9M (30.2% of sales) in Q4 of F’20. • GAAP Income before income taxes and losses of unconsolidated affiliate increased 19.4% to $41.6M in Q4 of F’21 compared with $34.9M in Q4 of F’20. – Income Before Income Taxes Excluding Certain Items* in the fourth quarter of fiscal 2021 increased 30.1% to $45.4M compared with $34.9M in Q4 of F’20. • GAAP Diluted EPS in the fourth quarter of fiscal 2021 was consistent with the fourth quarter of the prior year at $0.53. – Diluted EPS Excluding Certain Items*, increased 32.1% to $0.70 in the fourth quarter of fiscal 2021 compared to $0.53 in the same quarter of the prior year. * Income Before Income Taxes Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix.

4Sales Overview • Total sales increased 21.6%. • Organic sales increased 12.6%: • ID Solutions – Organic sales increased 24.5%. • Workplace Safety – Organic sales declined 12.7%. • 4.7% increase due to acquisitions. • 4.3% increase due to foreign currency translation. Q4 F’21 SALES: • ID Solutions – Double-digit organic sales growth rates in all regions combined with 6.9% growth from the acquisitions completed in Q4 of F’21. • Workplace Safety – Organic sales declined primarily due to strong prior year sales of Covid-related products. Q4 F’21 sales were above the pre-pandemic levels experienced in Q4 of F’19. Q4 F’21 SALES COMMENTARY: $293 $282 $290 $295 $287 $277 $266 $252 $277 $266 $296 $306 $200 $225 $250 $275 $300 Q1 F'19 4.7% Q2 F'19 2.3% Q3 F'19 2.4% Q4 F'19 1.7% Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Organic Sales Growth (Decline) SALES (millions of USD)

Gross Profit Margin 5 • Gross profit margin of 48.2% compared to 47.1% in Q4 of F’20. • The non-recurring impact of purchase accounting charges related to our recent acquisitions reduced our gross profit margin by approximately 20 basis points. • Efficiency gains, automation and selected price increases partially offset the negative impacts caused by input-cost inflation, product mix, and reduced sales volumes in our Workplace Safety business. Q4 F’21 – GROSS PROFIT MARGIN: $147 $140 $146 $147 $141 $139 $130 $119 $135 $130 $149 $148 50.0% 49.5% 50.3% 49.6% 49.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 48.2% 40% 45% 50% $100 $125 $150 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 6 • SG&A expense increased as a percent of sales when compared to Q4 of last year primarily due to increased incentive-based compensation and acquisition-related expenses. • We continue to drive efficiencies in SG&A expenses while also investing in sales and marketing activities to accelerate sales growth. Q4 F’21 – SG&A EXPENSE: $95 $93 $95 $89 $90 $87 $83 $76 $83 $82 $91 $94 32.3% 32.8% 32.7% 30.2% 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 30.6% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense 7 $11.3 $11.1 $11.4 $11.3 $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 $13.2 3.9% 3.9% 3.9% 3.8% 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 4.3% 1.5% 2.5% 3.5% 4.5% $6.0 $8.0 $10.0 $12.0 $14.0 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD) • R&D expense increased due to increased investments to drive future organic sales growth combined with $1.3M of incremental R&D from the acquisitions completed in the fourth quarter of F’21. • The acquisitions of Magicard, Code, and Nordic ID all carry higher R&D expense levels than Brady’s core business. • We have a solid new product pipeline and we are focused on ensuring that our R&D spend is both efficient and effective. INCREASING OUR INVESTMENT IN RESEARCH & DEVELOPMENT:Q4 F’21 – R&D EXPENSE:

8Income Before Income Taxes • GAAP Income before income taxes was $41.6M in Q4 of F’21 compared to $34.9M in Q4 of F’20. • Q4 of F’21 income before income taxes was negatively impacted by $3.7M of acquisition-related non-recurring expenses, which have been removed to arrive at the non-GAAP measure of Income Before Income Taxes Excluding Certain Items. • Income Before Income Taxes Excluding Certain Items* increased 30.1% to $45.4M in Q4 of F’21 compared to $34.9M in Q4 of F’20. Q4 F’21 - INCOME BEFORE INCOME TAXES: INCOME BEFORE INCOME TAXES EXCLUDING CERTAIN ITEMS* (millions of USD) $39.9 $36.7 $41.0 $47.1 $41.6 $42.4 $36.0 $34.9 $42.2 $39.4 $47.8 $45.4 $10 $20 $30 $40 $50 Q1 F'19 14.8% Q2 F'19 4.8% Q3 F'19 10.8% Q4 F'19 4.1% Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (12.2%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 32.8% Q4 F'21 30.1%Year-on-Year Growth * * Income Before Income Taxes Excluding Certain Items is a non-GAAP measures. See appendix. *

9Net Income & Diluted EPS • GAAP Net income was $28.0M in Q4 of F’21 compared to $27.7M in Q4 of F’20. - Net Income Excluding Certain Items* was $37.0M in Q4 of F’21 compared to $27.7M in Q4 of F’20. • GAAP Diluted EPS was $0.53 in both Q4 of F’21 and Q4 of F’20. - Diluted EPS Excluding Certain Items* was $0.70 in Q4 of F’21 compared to $0.53 in Q4 of F’20. Q4 F’21 – NET INCOME & DILUTED EPS: $0.58 $0.55 $0.65 $0.68 $0.70 $0.62 $0.47 $0.53 $0.64 $0.59 $0.71 $0.70 $0.00 $0.20 $0.40 $0.60 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 DILUTED EPS EXCLUDING CERTAIN ITEMS* $30.6 $29.2 $34.8 $36.6 $37.5 $33.6 $24.7 $27.7 $33.5 $30.9 $37.3 $37.0 $0 $10 $20 $30 $40 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 NET INCOME EXCLUDING CERTAIN ITEMS* (millions of USD) * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items, are non-GAAP measures. See appendix. * * * *

10Cash Generation & Uses • Cash flow from operating activities was $50.8M in Q4 of F’21 compared to $45.1M in Q4 of F’20. • Free cash flow* was $45.0M in Q4 of F’21 compared to $39.4M in Q4 of F’20. • We invested $244.0M in acquisitions in Q4 of F’21. • We returned $11.4M to our shareholders in the form of dividends in Q4 of F’21. • Cash generation continues to be robust and in excess of reported net income. CASH FLOWS IN Q4 OF F’21: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $18.8 $25.4 $52.7 $65.3 $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $50.8 $0 $20 $40 $60 Q1 F'19 54% Q2 F'19 87% Q3 F'19 152% Q4 F'19 178% Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% % of Net Income (millions of USD) 3 Mos. Ended July 31, 2021 3 Mos. Ended July 31, 2020 Year Ended July 31, 2021 Year Ended July 31, 2020 Cash Balance - Beginning of Period 321.8$ 238.8$ 217.6$ 279.1$ Cash Flow from Operating Activities 50.8 45.1 205.7 141.0 Capital Expenditures (5.8) (5.7) (27.2) (27.3) Dividends (11.4) (11.3) (45.7) (45.8) Business Acquisitions (244.0) - (244.0) - Share Repurchases - (0.4) (3.6) (64.5) Debt Borrowings (Repayments) 38.0 (49.8) 38.0 (49.8) Effect of Exchange Rates on Cash (2.5) 6.3 4.9 (2.8) Other 0.4 (5.4) 1.6 (12.3) Cash Balance - End of Period 147.3$ 217.6$ 147.3$ 217.6$

Net Cash 11 • July 31, 2021 cash = $147.3M. • July 31, 2021 debt = $38.0M. • Brady is in a net cash position, even after investing $244.0M in acquisitions in Q4 of F’21. • Balance sheet provides flexibility for future organic and inorganic investments. STRONG BALANCE SHEET: $138 $151 $188 $229 $245 $240 $190 $218 $256 $278 $322 $109 $0 $50 $100 $150 $200 $250 $300 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 NET CASH (millions of USD)

12F’21 Financial Summary * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items, are non-GAAP measures. See appendix. 2021 2020 Change Sales 1,144.7$ 1,081.3$ 5.9% Organic Sales Growth (Decline) 1.6% (5.4%) Gross Margin 561.4 528.6 6.2% % of Sales 49.0% 48.9% Research and Development (44.6) (40.7) 9.6% Selling, General and Administrative (349.8) (336.1) 4.1% % of Sales (30.6%) (31.1%) Impairment Charges - (13.8) Operating Income 167.1 138.0 21.1% Other Income (Expense) 3.9 2.9 Income Before Income Taxes and Losses of Unconsolidated Affiliate 171.0$ 140.9$ 21.3% Net Income 129.7$ 112.4$ 15.4% Diluted EPS 2.47$ 2.11$ 17.1% Non-GAAP Measures: Net Income Excluding Certain Items* 138.6$ 123.4$ 12.3% Diluted EPS Excluding Certain Items* 2.65$ 2.32$ 14.2% Year Ended July 31,

13F’22 Diluted EPS Guidance F’22 Diluted EPS, Excluding Amortization $3.12 to $3.32 GAAP F’22 Diluted EPS $2.90 to $3.10 Includes an increase in after-tax amortization expense of $0.12/share (from $0.10/share in F’21 to $0.22/share in F’22). Guidance Assumptions: • Continued economic improvement. • Full-year income tax rate in the 20% range. • Foreign currency rates as of July 31, 2021. • Total sales growth in excess of 12%. • Depreciation and amortization of approximately $36M. • The anticipated EPS impact of after tax amortization expense increases from $0.10 in F’21 to $0.22 in F’22. • Capital expenditures, excluding facility purchases, of approximately $25M.

Q4 F’21 vs. Q4 F’20 (millions of USD) 14Identification Solutions • Revenues increased 35.0%: • Organic growth = + 24.5%. • Acquisition growth = + 6.9%. • Fx growth = + 3.6%. • Organic sales growth in all regions. • Expenses are controlled due to sustainable efficiency activities, automation, and cost containment activities. • Segment profit as a percent of sales increased even though we have increased our innovation investments and are actively investing in sales- generating resources. Q4 F’21 SUMMARY: Q4 F’21 Q4 F’20 Change Sales $ 231.0 $ 171.2 + 35.0% Segment Profit 42.4 31.1 + 36.2% Segment Profit % 18.4% 18.2% + 20 bps $218 $209 $214 $222 $215 $205 $193 $171 $198 $194 $218 $231 19% 18% 19% 21% 20% 20% 19% 18% 20% 20% 22% 18% 0% 5% 10% 15% 20% $150 $175 $200 $225 $250 $275 Q1 F'19 5.7% Q2 F'19 3.6% Q3 F'19 4.0% Q4 F'19 3.3% Q1 F'20 (0.2%) Q2 F'20 (1.3%) Q3 F'20 (8.2%) Q4 F'20 (21.7%) Q1 F'21 (8.4%) Q2 F'21 (6.9%) Q3 F'21 9.8% Q4 F'21 24.5% Organic Growth SALES & SEGMENT PROFIT % (millions of USD) • Anticipate mid-teen percentage sales growth in fiscal 2022, inclusive of the acquisitions completed in the fourth quarter of fiscal 2021. • Continued strong profitability and cash generation. OUTLOOK:

Q4 F’21 vs. Q4 F’20 (millions of USD) 15Workplace Safety • Revenues decreased 6.8%: • Organic sales declined 12.7%. • Fx = + 5.9%. • Organic sales declined in all regions due to reduced sales of Covid-related products. • Q4 of F’21 sales were above the pre-pandemic levels experienced in Q4 of F’19. • Segment profit decreased due to the reduced sales levels in the current year along with gross margin pressures. Q4 F’21 SUMMARY: Q4 F’21 Q4 F’20 Change Sales $ 75.1 $ 80.6 (6.8%) Segment Profit 5.6 6.0 (6.3%) Segment Profit % 7.5% 7.5% - Organic Growth $75 $73 $76 $73 $72 $71 $73 $81 $79 $72 $77 $75 7% 6% 8% 9% 7% 8% 6% 7% 10% 5% 7% 8% 0% 2% 4% 6% 8% 10% $50 $75 $100 Q1 F'19 2.2% Q2 F'19 (0.9%) Q3 F'19 (1.6%) Q4 F'19 (2.6%) Q1 F'20 (0.8%) Q2 F'20 (1.0%) Q3 F'20 0.2% Q4 F'20 10.8% Q1 F'21 5.5% Q2 F'21 (4.8%) Q3 F'21 (2.2%) Q4 F'21 (12.7%) SALES & SEGMENT PROFIT % (millions of USD) • Challenging comparables in the first half of F’22 due to strong Covid-related product sales in the comparable prior year period. • Anticipate low-single digit organic sales growth in F’22, with all of the growth coming in the final 3 quarters of the fiscal year. • Anticipate increased core product sales to partially offset the slowdown in Covid-related product sales. OUTLOOK:

16Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors

Appendix GAAP to Non-GAAP Reconciliations 17

Non-GAAP Reconciliations

18

(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Income Before Income Taxes Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes and losses of unconsolidated affiliate to the non-GAAP measure of Income Before Income Taxes Excluding Certain Items:

	Three months ended July 31,		Twelve months ended July 31,	
	2021	2020	2021	2020
Income before income taxes and losses of unconsolidated affiliate (GAAP measure)	$ 41,614	$ 34,856	$ 171,023	$ 140,936
Non-recurring acquisition transaction fees and other expenses	3,742	-	3,742	-
Impairment charges	-	-	-	13,821
Income Before Income Taxes Excluding Certain Items (non-GAAP measure)	**$ 45,356**	**$ 34,856**	**$ 174,765**	**$ 154,757**

Income Tax Expense Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Certain Items:

	Three months ended July 31,		Twelve months ended July 31,	
	2021	2020	2021	2020
Income tax expense (GAAP measure)	$ 8,593	$ 6,925	$ 35,610	$ 28,321
Non-recurring acquisition transaction fees and other expenses	689	-	689	-
Impairment charges	-	-	-	2,757
Acquisition-related tax charges	(942)	-	(942)	-
Income Tax Expense Excluding Certain Items (non-GAAP measure)	**$ 8,340**	**$ 6,925**	**$ 35,357**	**$ 31,078**

Non-GAAP Reconciliations

19

(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Net Income Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Net Income Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Certain Items:

	Three months ended July 31,		Twelve months ended July 31,	
	2021	2020	2021	2020
Net income (GAAP measure)	$ 28,027	$ 27,685	$ 129,659	$ 112,369
Non-recurring acquisition transaction fees and other expenses	3,053	-	3,053	-
Impairment charges	-	-	-	11,064
Acquisition-related tax charges	942	-	942	-
Other-than-temporary impairment of unconsolidated affiliate	4,994	-	4,994	-
Net Income Excluding Certain Items (non-GAAP measure)	**$ 37,016**	**$ 27,685**	**$ 138,648**	**$ 123,433**

Diluted EPS Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Certain Items:

	Three months ended July 31,		Twelve months ended July 31,	
	2021	2020	2021	2020
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 0.53	$ 0.53	$ 2.47	$ 2.11
Non-recurring acquisition transaction fees and other expenses	0.06	-	0.06	-
Impairment charges	-	-	-	0.21
Acquisition-related tax charges	0.02	-	0.02	-
Other-than-temporary impairment of unconsolidated affiliate	0.09	-	0.10	-
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 0.70**	**$ 0.53**	**$ 2.65**	**$ 2.32**